Exhibit 21.1

ENSTAR GROUP LIMITED

LISTING OF SUBSIDIARIES

Name	% of Voting Securities		Jurisdiction
Enstar Group Limited	N/A		Bermuda

A. Cumberland Holdings Limited	100%		Bermuda
1) Enstar Australia Holdings Pty Limited	100%		Australia
a) Enstar Australia Ltd.	100%		Australia
i) Cranmore (Australia) Pty Ltd.	100%		Australia
b) AG Australia Holdings Ltd	100%		Australia
i) Gordian Run-off Limited	100%		Australia
c) Shelly Bay Holdings Ltd.	100%		Australia
i) Harrington Sound Limited	100%		Australia

B. Enstar Limited	100%		Bermuda
1) Enstar (EU) Holdings Ltd.	100%		England
a) Enstar (EU) Ltd.	100%		England
b) Cranmore (UK) Limited	100%		England
c) Enstar (EU) Finance Ltd	100%		England
2) Cranmore (Bermuda) Limited	100%		Bermuda
a) Cranmore (Asia) Ltd	100%		Bermuda
i) Cranmore (Asia) Pte Limited	100%		Singapore
3) Enstar Brokers Limited	100%		Bermuda
4) Castlewood (Bermuda) Limited	100%		Bermuda
5) Bantry Holdings Ltd.	50%		Bermuda
a) Blackrock Holdings Ltd.	30%		Bermuda
i) Kinsale Brokers Limited	100%		England
6) Enstar Insurance Management Services Ireland Limited	100%		Ireland
7) Enstar Investment Management Limited	100%		Bermuda

C. Kenmare Holdings Limited	100%		Bermuda
1) Fitzwilliam Insurance Limited	100%		Bermuda
2) Revir Limited	100%		Bermuda
a) River Thames Insurance Company	100%		England
b) Overseas Reinsurance Corporation Limited	100%		Bermuda
c) Regis Agencies Limited	100%		England
3) Hudson Reinsurance Company Limited	100%		Bermuda
a) Chatsworth Limited	100%		Bermuda
i) Global Legacy Acquisition LP	98%		Bermuda
4) Harper Holding Sarl	100%		Luxembourg
a) Harper Insurance Limited	100%		Switzerland
b) Enstar Holdings (US) Inc.	100%		Delaware
i) Enstar (US) Inc.	100%		Delaware
A) Enstar New York, Inc	100%		New York
ii) Cranmore (US) Inc.	100%		Delaware
iii) Enstar Investments, Inc.	100%		Delaware
A) Sun Gulf Holdings, Inc.	100%		Delaware
I) Capital Assurance Company Inc.	100%		Florida
II) Capital Assurance Services, Inc.	100%		Florida
III) Constellation Reinsurance Company	100%		New York
B) CLIC Holdings, Inc.	100%		Delaware
I) Claremont Liability Insurance Company	100%		California
C) PWAC Holdings, Inc.	100%		Delaware
I) Providence Washington Insurance Solutions, LLC	100%		Rhode Island
II) PW Acquisition Co.	100%		Rhode Island
x) Providence Washington Insurance Company	100%		Rhode Island
xa) York Insurance Company	100%		Rhode Island
D) Clarendon Holdings, Inc.	100%		Delaware
I) Clarendon National Insurance Company	100%		New Jersey
x) Clarendon America Insurance Company	100%		New Jersey
xi) Harbor Specialty Insurance Company	100%		New Jersey
E) SeaBright Holdings, Inc.	100%		Delaware
I) SeaBright Insurance Company	100%		Illinois
II) Paladin Managed Care Services, Inc.	100%		California
III) Point Sure Insurance Services, Inc.	100%		Washington
5) Mercantile Indemnity Company Ltd.	100%		England
6) Longmynd Insurance Company Ltd.	100%		England
7) Fieldmill Insurance Company Ltd.	100%		England
8) Virginia Holdings Ltd.	100%		Bermuda
a) Unione Italiana (UK) Reinsurance Company	100%		England
b) Seaton Insurance Company	100%		Rhode Island
c) Cavell Holdings Limited	100%		England
i) Cavell Insurance Company Limited	100%		England
9) Courtenay Holdings Ltd	100%		Bermuda
a) Enstar Acquisitions Limited	100%		England
i) Goshawk Insurance Holdings Limited	99.45	%(1)	England
A) Goshawk Holdings (Bermuda) Limited	100%		Bermuda
I) Rosemont Reinsurance Limited	100%		Bermuda
B) Goshawk Dedicated Limited	100%		England
b) Simcoe Holdings Limited	100%		Bermuda
i) Electricity Producers Insurance Company (Bermuda) Ltd.	100%		Bermuda
c) Royston Holdings Limited	100%		Bermuda
i) Royston Run-off Ltd	100%		England
A) Unionamerica Holdings Limited	100%		England
I) Unionamerica Acquisition Company Limited	100%		England
x) Unionamerica Insurance Company Limited	100%		England
d) Rombalds Limited	100%		England
10) Comox Holdings Ltd	50.1%		Bermuda
a) Bosworth Run-Off Limited	100%		England

ENSTAR GROUP LIMITED

LISTING OF SUBSIDIARIES

Name	% of Voting Securities		Jurisdiction
11) Sundown Holdings Limited	100%		Bermuda
12) Oceania Holdings Ltd.	100%		Bermuda
a) Inter-Ocean Holdings Limited	100%		Bermuda
i) Inter-Ocean Reinsurance Company Ltd.	100%		Bermuda
A) Inter-Ocean Reinsurance (Ireland) Ltd.	95.0	%(2)	Ireland
13) Flatts Limited	100%		England
a) Marlon Insurance Company Limited	100%		England
i) The Copenhagen Reinsurance Company (UK) Limited	100%		England
14) Shelbourne Group Limited	100%		England
a) SGL No 1 Ltd.	100%		England
b) SGL No 3 Ltd.	100%		England
c) Shelbourne Syndicate Services Ltd	100%		England
15) Hillcot Re Limited	100%		England
a) Hillcot Underwriting Management Limited	100%		England
16) Northshore Holdings Limited	60%		Bermuda
a) Arden Reinsurance Limited	100%		Bermuda
i) Ariel Reinsurance Company Escritorio De Representacao No Brasil Ltda.	100%		Brazil
b) Alopuc Limited	100%		England
i) Atrium Underwriting Group Ltd.	100%		England
ii) Atrium Risk Management Services (Washington) Ltd.	100%		Washington
iii) Atrium Risk Management Services (British Columbia) Ltd.	100%		Canada
iv) Atrium Insurance Agency (Asia) PTE	100%		Singapore
v) Atrium 5 Ltd	100%		England
vi) Atrium Insurance Agency Ltd.	100%		England
vii) Atrium Group Services Ltd.	100%		England
viii) Atrium Underwriters Ltd.	100%		England
ix) Atrium Underwriting Holdings Limited	100%		England
A) Atrium 1 Ltd.	100%		England
B) Atrium 2 Ltd.	100%		England
C) Atrium 3 Ltd.	100%		England
D) Atrium 4 Ltd.	100%		England
E) Atrium 6 Ltd.	100%		England
F) Atrium 7 Ltd.	100%		England
G) Atrium 8 Ltd.	100%		England
H) Atrium 9 Ltd.	100%		England
I) Atrium 10 Ltd.	100%		England
J) 609 Capital Limited	100%		England
17) Hove Holdings Limited	100%		Bermuda
18) Nordic Run-off Limited	100%		England
19) Knapton Holdings Limited	100%		England
a) Knapton Insurance Limited	100%		England
20) New Castle Reinsurance Company Limited	100%		Bermuda
21) Enstar Financing Ltd.	100%		Bermuda
22) DLCM No. 1	100%		England
23) DLCM No. 2	100%		England
24) DLCM No. 3	100%		England
25) Bayshore Holdings Ltd.	60%		Bermuda
a) Veranda Holdings Ltd.	100%		Bermuda
26) Westshore Holdings Ltd.	100%		Bermuda
27) Eastshore Holdings Ltd.	100%		Bermuda

D. Hillcot Holdings Limited	100%		Bermuda
1) Brampton Insurance Company Limited	100%		England

E. Enstar USA, Inc.	100%		Georgia
1) Enstar Financial Services, Inc.	100%		Florida
2) Enstar Group Operations, Inc.	100%		Georgia

F. Laguna Life Holdings Ltd.	100%		Bermuda
1) Laguna Life Holdings SARL	100%		Luxembourg
1) Pavonia Holdings (US) Inc.	100%		Delaware
a) Pavonia Life Insurance Company of Delaware	100%		Delaware
i) Pavonia Life Insurance Company of Arizona	100%		Arizona
ii) Pavonia Life Insurance Company of Michigan	100%		Michigan
I) Pavonia Life Insurance Company of New York	100%		New York
b) Enstar Life (US), Inc.	100%		Delaware
2) Laguna Life Limited	100%		Ireland

B.H. Acquisition Ltd.	100	%(3)	Bermuda
1) Brittany Insurance Company Ltd.	100%		Bermuda
2) Paget Holdings GmbH Ltd.	100%		Austria

(1)	Goshawk Insurance Holdings plc is 89.44% owned by Enstar Acquisition Ltd. and 10.01% owned by Kenmare Holdings Limited.
(2)	The remaining 5.0% of the company’s voting securities is owned directly by Inter-Ocean Holdings Limited
(3)	B.H. Acquisition Ltd. is 33% owned by Enstar USA, Inc. and 67% owned by Enstar Limited